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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 2, 1999
                                                        -----------------

                                  PDK LABS INC.
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             (Exact name of registrant as specified in its charter)

New York                         0-19121                      11-2590436
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(State or other                (Commission                  (IRS Employer
 jurisdiction of                File Number)                Identification No.)
 Formation)

145 Ricefield Lane, Hauppauge, New York                 11788
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(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code (516) 273-2630
                                                   --------------


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(Former name or former address, if changes since last report)


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Item 5.  Other Events.
         -------------

         The Company announced that its board of directors has authorized the Company to purchase up to an additional $2,000,000 of the Company's common stock.

         On September 2, 1999, the Company purchased 380,000 shares of its common stock from Heartland Advisors, Inc. As of September 7, 1999, the Company has purchased 1,281,959 shares of its common stock since the inception of its stock repurchase program on October 6, 1996.


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                                     PDK LABS INC.

                                            By:      /s/ Reginald Spinello
                                                     ---------------------------
                                                     Reginald Spinello
                                                     Chief Executive Officer


Dated:   September 7, 1999